Exhibit 99.2

Archer Begins Trading on the New York Stock Exchange Under the Symbol “ACHR”

Palo Alto, CA, September 17, 2021 - Archer Aviation Inc. (“Archer”) (NYSE: ACHR), a leading developer of all-electric vertical takeoff and landing (“eVTOL”) aircraft, announced that its Class A common stock and warrants will begin trading on the New York Stock Exchange under the symbols “ACHR” and “ACHR WS”, respectively, today.

“Completing our go-public transaction and having Archer trade on the New York Stock Exchange is a huge milestone for our business. This is the culmination of a lot of hard work by the great team we have at Archer, but it is also the beginning of the next phase of our development and growth,” said Brett Adcock, co-founder and co-CEO of Archer.

“We are working to build an urban air mobility network that can change the way people travel in and around cities forever. We believe we have the team, the technology and the strategic partners to make our vision a reality,” said Adam Goldstein, co-founder and co-CEO of Archer.

The Business Combination generated approximately $857.6 million of gross proceeds, including $600 million of proceeds from the PIPE which will help fund Archer’s vision of bringing an electric vertical takeoff and landing vehicle (eVTOL) to market and launching an urban air mobility network.

The PIPE included participation from leading strategic and long-term financial investors including United Airlines, Stellantis and the venture arm of Exor, Baron Capital Group, the Federated Hermes Kaufmann Funds, Mubadala Capital, Putnam Investments and Access Industries. Additionally, Ken Moelis and affiliates, along with early investor Marc Lore and founders Brett Adcock and Adam Goldstein, invested $30 million in the PIPE.

Moelis & Company LLC served as exclusive placement agent on the PIPE. Barclays Capital Inc. served as exclusive financial and capital markets advisor to Archer. Moelis & Company LLC served as exclusive financial advisor to Atlas Crest. Cantor Fitzgerald & Co. served as exclusive capital markets advisor to Atlas Crest. Duff & Phelps, LLC provided a fairness opinion in connection with the transaction to the Atlas Crest board of directors. Cooley LLP served as legal advisor to Archer. Kirkland & Ellis LLP served as legal advisor to Atlas Crest.

About Archer

Archer’s mission is to advance the benefits of sustainable air mobility. Archer’s goal is to move people throughout the world’s cities in a quick, safe, sustainable, and cost-effective manner. Archer is designing and developing electric vertical takeoff and landing (eVTOL) aircraft for use in urban air mobility. Archer’s team is based in Palo Alto, CA. To learn more, visit www.archer.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the federal securities laws. All statements other than statements of historical fact contained in this release, including statements regarding Archer’s future operating results and financial position, business strategy and plans, objectives of management for future operations are forward-looking statements. These statements are based on Archer’s current expectations, assumptions, estimates and projections. These statements involve known and unknown risks, uncertainties and other important factors that may cause Archer’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements are based on management’s current expectations and assumptions regarding the Archer’s business, the economy and other future conditions.

In some cases, you can identify forward-looking statements by terms such as “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” or the negative of these terms or other similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including, without limitation, those factors described in the Company’s filings with the Securities and Exchange Commission.

Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements speak only as of the date they are made. New risks and uncertainties arise over time, and it is not possible for Archer’s to predict those events or how they may affect Archer. If a change to the events and circumstances reflected in Archer’s forward-looking statements occurs, Archer’s business, financial condition and operating results may vary materially from those expressed in Archer’s forward-looking statements. If a change to the events and circumstances reflected in Archer’s forward-looking statements occurs, Archer’s business, financial condition and operating results may vary materially from those expressed in Archer’s forward-looking statements. Except as required by applicable law, Archer does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events or otherwise.

For Investors

investors@archer.com

For Media

Louise Bristow

Archer

louise.bristow@archer.com

archer@launchsquad.com